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     SUPPLEMENT TO THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION

                        CREDIT SUISSE JAPAN GROWTH FUND

The following information supersedes certain information in the fund's Prospectuses and Statement of Additional Information.

The fund's Board recently approved certain changes to the fund's investment strategy and name, to reflect the approach used by the fund's new investment team. The fund's objective and policy of investing 80% of its net assets in Japanese equity securities remain unchanged.

INVESTMENT STRATEGY CHANGE

THE SECOND AND THIRD PARAGRAPHS OF THE "GOAL AND STRATEGIES" SECTION OF THE PROSPECTUS ON PAGES 11 AND 12 ARE REPLACED WITH THE FOLLOWING:

The fund uses a "growth at a reasonable price" style of management, meaning that the fund seeks to invest in companies with above average potential for earnings and revenue growth that are also trading at attractive market valuations. In choosing equity securities, the portfolio managers use a bottom-up investment approach that begins with an analysis of individual companies and considers the company's quality of management, growth prospects, valuations compared with industry average, capital resources, and other factors. The managers seek to identify companies positively impacted by investment trends and economic developments. The fund may invest in companies of any size, whether traded on an exchange or over-the-counter, but intends to focus on larger, more actively traded companies.

IN LIGHT OF THE FOREGOING, THE "PRINCIPAL STRATEGIES" SECTION OF THE PROSPECTUS ON PAGE 4 IS REPLACED WITH THE FOLLOWING:

  - Invests at least 80% of its assets, plus any borrowings for investment purposes, in equity securities of Japanese companies

  - Employs a "growth at a reasonable price" investment strategy

  - Uses a bottom-up investment approach to identify potential companies

PORTFOLIO MANAGER CHANGE

The Credit Suisse Japan Equity Team is now responsible for the day-to-day portfolio management of the fund. The team currently consists of Hideo Kawakita and Shuji Sugata (see biographies below). Credit Suisse Japan Equity Team is
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based at Credit Suisse Asset Management Limited in Japan (CSAM Japan), the
fund's sub-adviser and affiliate of CSAM.

Credit Suisse Asset Management (Australia) Limited remains a sub-adviser to the fund. P. Nicholas Edwards no longer serves as Portfolio Manager of the fund.

CERTAIN TEAM MEMBER BIOGRAPHIES

SHUJI SUGATA, Vice President of CSAM Japan, specializes in the management of Japanese equities. He joined CSAM in 1998 from Toyo Trust & Banking where he managed equity portfolios from 1987. Mr. Sugata holds a B.A. in Economics from Doshisha University. He is a Chartered Financial Analyst and a Chartered Member of the Security Analyst Association of Japan.

HIDEO KAWAKITA, Vice President of CSAM Japan, is a Tokyo-based analyst specializing in small-cap Japanese equities. He joined Warburg Pincus Asset Management (WPAM) in 1997 and came to CSAM in 1999 when Credit Suisse acquired WPAM. Previously, he was a manager in the international sales department at Wako Securities Co. and an assistant manager at Wako's offices in Kyoto and Nara. Mr. Kawakita holds a B.S. in Economics from Kyoto Sangyo University.

NAME CHANGE

In light of the change in the investment strategy, the fund's name will be changed to "Credit Suisse Japan Equity Fund, Inc."

Dated: May 27, 2003                                                      16-0503
                                                                             for
                                                                           WPJPN
                                                                           CSJGA
                                                                        2003-032